                                                                    Exhibit 99.2


                               [HUNTINGTON LOGO]


                              SALOMON SMITH BARNEY
                      FINANCIAL SERVICES EQUITY CONFERENCE

                                 NEW YORK CITY
                                JANUARY 31, 2002

AGENDA

-OVERVIEW AND PROGRESS UPDATE       HOAGLIN

-CREDIT REVIEW
                                   MCMENNAMIN

-FINANCIAL PERFORMANCE TRENDS
  & ACHIEVEMENTS                   MCMENNAMIN

-2002 OUTLOOK & KEY PRIORITIES      HOAGLIN

                                  OVERVIEW AND

                                PROGRESS UPDATE

HUNTINGTON BANCSHARES OVERVIEW (1)


MIDWEST FINANCIAL SERVICES HOLDING COMPANY
FOUNDED - 1866
HEADQUARTERS  - COLUMBUS, OHIO
TOTAL ASSETS - $26 BILLION
FRANCHISE:
         RETAIL AND COMMERCIAL BANKING      5 STATES / 6 REGIONS
                                            332 OFFICES / 954 ATMS
         DEALER SALES                       5 STATES + FL, TN, PA, AZ
         PRIVATE FINANCIAL GROUP            5 STATES + FL
         MORTGAGE BANKING                   5 STATES + FL, MD, NJ


(1) EXCLUDES FLORIDA RETAIL AND COMMERCIAL BANKING OPERATIONS PENDING SALE TO SUNTRUST

THE HUNTINGTON FRANCHISE

FOCUS ON THE MIDWEST                 4Q01 LINE OF BUSINESS EARNINGS
--------------------                 ------------------------------
                                       CONTRIBUTION (1)
MICHIGAN                               ----------------
                                        Mortgage Banking        -   8%
OFFICES       114                       Retail Banking          -  38%
ATMS          192                       Corporate Banking       -  17%
DETROIT        3%                       Dealer Sales            -  20%
GRAND RAPIDS  10%                       Private Financial Group -  17%

OHIO

OFFICES          155                 (1) OPERATING BASIS AND BEFORE
ATMS             544                 TREASURY/OTHER AND INTERNAL ALLOCATIONS
CINCINNATI        2%
CLEVELAND         3%
COLUMBUS         13%
DAYTON            3%
TOLEDO            9%

INDIANA

OFFICES           21
ATMS              86
INDIANAPOLIS      2%


KENTUCKY

OFFICES  12
ATMS     42

WEST VIRGINIA

OFFICES          30
ATMS             90
CHARLESTON        9%

2001 OBJECTIVES REPORT CARD

- DIVEST FLORIDA BANKING OPERATIONS                     2/15/02
- CONSOLIDATE NON-FLORIDA BANKING OFFICES                DONE
- REDUCE THE DIVIDEND                                    DONE
- BUILD NEW MANAGEMENT TEAM                              DONE
- RESTRUCTURE THE BALANCE SHEET                          DONE
- IMPROVE OPERATING EFFICIENCIES
   - GROW REVENUES                                       DONE
   - REMOVE $36 MILLION OF NIE GROWTH                    DONE
- BUILD CAPITAL                                          DONE
- EXIT UNPROFITABLE E-BUSINESSES                         DONE

BUILDING A NEW CULTURE


               OBJECTIVE                                       ACTION
               ---------                                       ------
- EMPOWERED EMPLOYEES WITH A  SENSE OF         - "GO AHEAD" EMPHASIS
  URGENCY

- DECISION MAKING CLOSER TO CUSTOMERS          - ESTABLISHED REGIONAL BANKING STRUCTURE
                                                 WITH 5 NEW PRESIDENTS
- BROADER ASSOCIATE OWNERSHIP
                                               - COMPANY-WIDE STOCK OPTION GRANT

- SALES CULTURE                                - INITIATED WEEKLY SALES MANAGEMENT PROCESS

                                               - IMPROVED FINANCIAL REPORTING WITH BANKING
- ACCOUNTABILITY                                 OFFICE P & LS THIS YEAR

- PAY FOR PROFITABLE PERFORMANCE               - CHANGED INCENTIVE COMPENSATION PLANS


STRENGTHEN COMMERCIAL CREDIT CULTURE


IMPROVED CREDIT PROCESS                 CREDIT APPROVAL
-----------------------                 ---------------
- CREATED NEW SENIOR
  LENDER POSITION                                CENTRAL                REGIONS
- SEPARATED CREDIT APPROVAL                      -------                -------
  FROM ORIGINATION                               CHIEF CREDIT ____
- CENTRALIZATION OF SHARED                       OFFICER          |
  NATIONAL CREDIT REVIEW /                       >$40 MM          |
  APPROVAL                                                        |
- CREATED SYNDICATION                            SENIOR LENDER____|
  FUNCTION                                       $15-$40 MM       |
- FOCUS ON WHAT                                                   |
  CONSTITUTES A                                  REGIONAL CREDIT__|
  "HUNTINGTON" DEAL                              OFFICER          |
                                                 $10-$15 MM       |
                                                                  |
                                                                  |____PORTFOLIO

                                                   MANAGER             <$10 MM

STRENGTHEN COMMERCIAL CREDIT CULTURE

A "HUNTINGTON" DEAL
-------------------

- HUNTINGTON IS THEIR PRIMARY BANK

- WE KNOW THEIR MANAGEMENT

- IN MARKET

- DEFINED LEVERAGE STANDARDS

- PROVEN CASH FLOW

- SECONDARY SOURCE OF REPAYMENT CAPACITY

- DEFINED EXPOSURE LIMITS GIVEN RISK RATING

- PRICING THAT MEETS OR EXCEEDS PRICING GRID

STRENGTHEN AUTO CREDIT FOCUS

- REDUCED ORIGINATION VOLUME IN LOWEST FICO SCORE TIER
            1Q00     4Q01
            ----     ----
   LOANS    20%      3%
   LEASES   15%      4%

- RAISED AVERAGE FICO SCORES ON TOTAL ORIGINATIONS

- REDUCED POLICY EXCEPTIONS

- EXPECTED LOSSES ON 2001 LOAN ORIGINATIONS TARGETED AT
  40% BELOW 4Q99-3Q00 ORIGINATION EXPERIENCE

REGIONAL BANKING

RETAIL AND COMMERCIAL 2001 PROGRESS SNAPSHOTS
---------------------------------------------

- 5 OF 6 REGIONAL PRESIDENTS ARE NEW

- TOP 25 POINT-OF-SALE MERCHANT SERVICES PROVIDER

- ENHANCED TREASURY MANAGEMENT CAPABILITIES

- EMPOWERED EMPLOYEES

- NEW AD CAMPAIGN - "LOCAL BANK WITH NATIONAL RESOURCES"

- NEW "BUSINESS MONEY MANAGER" ACCOUNT - BUNDLED PRODUCT SET FOR SMALL
  BUSINESSES

- NEW EQUIPMENT LEASING AND SYNDICATION CAPABILITIES

- NEW CUSTOMER DERIVATIVES CAPABILITY...$8 MILLION IN NEW FEES

REGIONAL BANKING LOAN AND DEPOSIT GROWTH


CHANGE IN 4Q01 VS. 2Q01 AVERAGES
--------------------------------
                                 LOANS        CORE DEPOSITS
                            --------------    -------------
     ($MM)                  RETAIL   COM'L    RETAIL  COM'L
                            ------   -----    ------  -----
CENTRAL OHIO / WV           $(32.3)  $55.6    $208.7  $35.9

NORTHERN OHIO                 16.6     9.9      97.7   43.7

SOUTHERN OHIO / KY             9.9    48.1      67.4   16.5

INDIANA                        9.3    29.2      (0.2)   4.8

MICHIGAN                      53.7    27.3     206.2  (39.9)
                             -----  ------    ------  -----

    TOTAL                    $57.2  $170.1    $579.8  $61.0

    ANNUALIZED % CHANGE        2.8%    5.4%     10.4%   7.2%

RETAIL BANKING

IMMEDIATE PRIORITIES                              NET HOUSEHOLD ACQUISITIONS
--------------------                              --------------------------

- IMPROVE CUSTOMER SERVICE                                 LOST HH  NEW HH
                                                  JAN-00   6,084    5,316
- INCREASE CUSTOMER RETENTION                     FEB-00   6,733    5,423
                                                  MAR-00   6,996    5,626
- INCREASE REVENUES THROUGH STRONGER SALES        APR-00   5,935    4,713
                                                  MAY-00   5,737    5,398
   - ATTRACT NEW CUSTOMERS                        JUN-00   4,933    6,614
                                                  JUL-00   3,944    5,882
   - INCREASE CROSS-SELLS TO                      AUG-00   4,420    7,832
     EXISTING CUSTOMERS                           SEP-00   3,512    6,662
                                                  OCT-00   5,211    7,050
- IMPLEMENT BANKING OFFICE                        NOV-00   3,860    5,844
  P & L's / STRENGTHEN                            DEC-00   3,682    5,422
  ACCOUNTABILITY                                  JAN-01   4,820    6,411
                                                  FEB-01   4,425    6,143
- ACCELERATE WEST MICHIGAN                        MAR-01   4,334    6,922
  TURNAROUND                                      APR-01   4,928    7,430
                                                  MAY-01   5,674    7,125
- FOCUS ON BUSINESS BANKING                       JUN-01   5,640    7,810
                                                  JUL-01   5,578   10,545
                                                  AUG-01   5,851   12,313
                                                  SEP-01   4,503    7,238
                                                  OCT-01   6,217    7,587
                                                  NOV-01   5,207    7,414
                                                  DEC-01   5,023    6,931

COMMERCIAL BANKING

IMMEDIATE PRIORITIES
--------------------

- RELENTLESS FOCUS ON MANAGING CREDIT RISK

- IMPROVE CUSTOMER SERVICE

- EXECUTION OF DEPOSIT RE-INTERMEDIATION STRATEGY

- CROSS-SELL FOCUS OF PRODUCTS AND SERVICES

   - TREASURY MANAGEMENT

   - CAPITAL MARKETS

   - INVESTMENTS

   - 401K

- IMPROVE MARKET PENETRATION

   - INDIANA

   - EAST MICHIGAN

DEALER SALES

2001 PROGRESS SNAPSHOTS
-----------------------

- IMPROVED CREDIT QUALITY OF NEW ORIGINATIONS

- PURCHASED LEASE RESIDUAL INSURANCE

- LEADER IN MAJOR MARKETS

   - MAINTAINED #1, 2 OR 3 RANKING BEHIND CAPTIVES IN OHIO,
     MICHIGAN AND FLORIDA

   - ROA ON LOAN ORIGINATIONS EXPANDED 30 BASIS POINTS

IMMEDIATE PRIORITIES
--------------------

- CONTINUE EMPHASIS ON CREDIT QUALITY OF NEW ORIGINATIONS

- INTRODUCE BEHAVIORAL SCORING INTO COLLECTIONS STRATEGY

PRIVATE FINANCIAL GROUP

2001 PROGRESS SNAPSHOTS
-----------------------

-  5 NEW HUNTINGTON FUNDS

- 14 OF 17 HUNTINGTON FUNDS POSTED POSITIVE RETURNS

- 12% HUNTINGTON FUND ASSET GROWTH

- 27% PRIVATE BANKING LOAN GROWTH

- 61% INCREASE IN ANNUITY SALES. . . RECORD YEAR

- NEW INTERNET ACCESS FOR TRUST CUSTOMERS

IMMEDIATE PRIORITIES
--------------------

- GROW HUNTINGTON FUNDS AND TOTAL ASSETS UNDER MANAGEMENT

- GROW INSTITUTIONAL AND MUTUAL FUND CUSTODY BUSINESS

- PROMOTE NEW INTERNET-BASED 401K PRODUCT

MORTGAGE BANKING

2001 PROGRESS SNAPSHOTS
-----------------------

- $3.5 BILLION OF ORIGINATIONS. . . HIGHEST SINCE 1993

- $5.1 BILLION OF MORTGAGES SERVICED

- DEPLOYED INTERNET FUNCTIONALITY FOR BROKER ORIGINATIONS

IMMEDIATE PRIORITIES
--------------------

- CROSS-SELL WITH HELOC EMPHASIS

- MARKET INTERMEDIATE ARM ORIGINATIONS

                                 CREDIT REVIEW

LOAN PORTFOLIO - 12/31/01

BY TYPE OF LOAN - MANAGED                          BY REGION OR LOB
-------------------------                          ----------------
         ($B)                AMT      PCT
                             ---      ---          CENTRAL OH/WV     16%
COMMERCIAL                 $  6.4     28.1         NORTHERN OH       12%
COMMERCIAL RE                 4.0     17.5         W. MICHIGAN        8%
                           ------    -----         S. OHIO/KY         6%
   TOTAL COMMERCIAL          10.4     45.6         E. MICHIGAN        4%
                           ------    -----         INDIANA            3%
AUTO LEASES                   3.2     14.0         AUTO              32%
AUTO LOANS                    4.1     18.0         PFG                4%
HOME EQUITY LINES             2.5     11.0         MORTGAGE           3%
RESIDENTIAL REAL ESTATE       1.0      4.4         FLORIDA           12%
OTHER CONSUMER                1.6      7.0
                           ------    -----
   TOTAL CONSUMER            12.4     54.4
                           ------    -----
   TOTAL LOANS             $ 22.8    100.0

COMMERCIAL LOAN PORTFOLIO - 12/31/01

$10.4 B BY INDUSTRY SECTOR             # OF LOANS BY SIZE
--------------------------             ------------------

SERVICES            25%                 < $5 MM - 26,063 (98.6%)
                                          $5 + MM - 365 (1.4%)
MANUFACTURING       14%
                                       $5 MM - < $10 MM          225
F.I.R.E.            29%                $10 MM - < $25 MM         119
                                       $25 MM - < $50 MM          19
RETAIL TRADE        11%                $50+ MM                     2
                                                                 ---
CONSTRUCTION        7%                                TOTAL      365

WHOLESALE TRADE     6%

TRANS./COMM.        3%

AGRICULTURE         2%

ENERGY              1%

OTHER               2%

NON-PERFORMING ASSETS - BY SECTOR

$227 MM @ 12/31/01                      % OF $122 MM CHANGE VS 12/31/00
------------------                      -------------------------------

SERVICES          28%                   SERVICES          30%

MANUFACTURING     25%                   MANUFACTURING     39%

F.I.R.E.          15%                   F.I.R.E           20%

RETAIL TRADE       8%                   RETAIL TRADE      12%

CONSTRUCTION       6%                   CONSTRUCTION      4%

WHOLESALE TRADE    5%                   WHOLESALE TRADE   6%

TRANS./COMM.       2%                   TRANS./COMM.      2%

AGRICULTURE        2%                   AGRICULTURE       1%

ENERGY             0%                   ENERGY            0%

OTHER              9%                   OTHER           -12%

INDIRECT LOAN PORTFOLIO ORIGINATIONS

AUTO LOANS AND LEASES
---------------------

2000 = $3.3 B
-------------
LOANS     60%    $2.0B
LEASES    40%    $1.3B

2001 = $3.4 B
-------------
LOANS    65%    $2.2 B
LEASES   35%    $1.2 B

NEW CAR VS. USED CAR
--------------------

2000
----
USED     45%     $1.5B
NEW      55%     $1.8B

2001
----
USED     41%     $1.4 B
NEW      59%     $2.0 B

VINTAGE PERFORMANCE

AUTO LOANS - INDIRECT - CUMULATIVE CHARGE-OFF RATE
--------------------------------------------------

# Quarters
After Origination         4Q98 - 3Q99       4Q99 - 3Q00      4Q00 - 4Q01
1                             0.00%             0.00%            0.00%
2                             0.04%             0.08%            0.05%
3                             0.22%             0.42%            0.30%
4                             0.48%             0.87%            0.65%
5                             0.65%             1.35%            1.00%
6                             0.85%             1.89%
7                             1.00%             2.15%
8                             1.20%             2.40%
9                             1.41%
10                            1.58%
11                            1.69%
12                            1.85%

                         % OF PORTFOLIO @
                         ----------------

                         12/00    12/01
                         -----    -----
           Pre-4Q98       22%       8%
           4Q98-3Q99      24%      12%
           4Q99-3Q00      42%      25%
           4Q00-3Q01      12%      55%
                         ----     ----
                         100%     100%

AUTO LEASES - CUMULATIVE CHARGE-OFF RATE
----------------------------------------

# Quarters
After Origination         4Q98 - 3Q99       4Q99 - 3Q00      4Q00 - 4Q01
1                             0.00%            0.01%             0.01%
2                             0.04%            0.05%             0.06%
3                             0.15%            0.33%             0.30%
4                             0.27%            0.72%             0.67%
5                             0.38%            1.30%             1.00%
6                             0.55%            1.85%
7                             0.75%            2.05%
8                             0.95%            2.40%
9                             1.21%
10                            1.39%
11                            1.60%
12                            1.76%

                         % OF PORTFOLIO @
                         ----------------

                         12/00    12/01
                         -----    -----
           Pre-4Q98       16%       6%
           4Q98-3Q99      33%      22%
           4Q99-3Q00      42%      31%
           4Q00-3Q01       9%      41%
                         ----     ----
                         100%     100%

NET CHARGE-OFFS - ADJUSTED (1)

         AMOUNT($MM)    PERCENT
1Q00     $18             0.35%
2Q00     $16             0.30%
3Q00     $24             0.46%
4Q00     $25             0.50%
1Q01     $29             0.55%
2Q01     $37             0.73%
3Q01     $33             0.61%
4Q01     $53             0.98%

                           4Q01             3Q01              4Q00
                           ----             ----              ----

COMMERCIAL                 1.39     %       0.56     %        0.29     %
COMMERCIAL REAL ESTATE     0.08             ----              0.01
CONSUMER
  AUTO LOANS - INDIRECT    1.46             1.05              1.46
  AUTO LEASE               1.55             1.27              0.86
                           ----             ----              ----
    INDIRECT               1.51             1.17              1.14
  INSTALLMENT              0.86             0.88              0.62
  HOME EQUITY LINES        0.38             0.34              0.28
  RESIDENTIAL REAL ESTATE  0.17             0.05              0.15
                           ----             ----              ----
    TOTAL CONSUMER         1.05             0.85              0.79
                           ----             ----              ----
TOTAL                      0.98     %       0.61     %        0.50     %


(1) EXCLUDES IMPACT OF NET CHARGE-OFFS ON EXITED PORTFOLIOS FOR WHICH RESERVES WERE PREVIOUSLY ESTABLISHED

LOAN LOSS RESERVE STRENGTHENED
       AMOUNT   PERCENT
        ($MM)
1Q00    $297      1.45%
2Q00    $297      1.45%
3Q00    $295      1.45%
4Q00    $298      1.45%
1Q01    $302      1.45%
2Q01    $352      1.67%
3Q01    $360      1.67%
4Q01    $411      1.90%


LLR / LOANS - 12/31/01
----------------------

         KEYCORP                        2.65%
         UNIONBANC CAL                  2.54
         HUNTINGTON - 12/31/01     #3   1.90
         HIBERNIA                       1.74
         M&T BANK                       1.69
         COMERICA                       1.59
         FIRST TENNESSEE                1.57
         ZIONS                          1.50
         FIFTH THIRD                    1.50
         BANKNORTH GROUP                1.49
         UNION PLANTERS                 1.48
         NATIONAL CITY                  1.47
         HUNTINGTON - 12/31/00      #8  1.45
         AMSOUTH                        1.45
         SOUTHTRUST                     1.45
         COMPASS BANCSHARES             1.40
         MARSHALL & ILSLEY              1.39
         BB & T                         1.36
         REGIONS FINANCIAL              1.36
         NATIONAL COMMERCE              1.31
         CHARTER ONE                    0.98
                  19 BHC MEDIAN X HBAN  1.48

                                    FINANCIAL

                               PERFORMANCE TRENDS

                                 & ACHIEVEMENTS

2H01 PERFORMANCE REPORT CARD

                           TARGET - 7/12/01     3Q01     4Q01
                           ----------------    -----     ----

         LOAN GROWTH (1)         6% - 8%          7%        2%

         NET INTEREST MARGIN  3.90% - 3.95%    4.04%     4.11%

         REVENUE GROWTH (1)      2% - 4%        0.5%      9.6%

         EFFICIENCY RATIO       57% - 59%      57.5%     55.8%

         NET CHARGE-OFFS          0.65%        0.74%     1.04%

         LLR / LOANS RATIO        1.45%        1.67%     1.90%

         2H01 EPS (2)         $0.58 - $0.60   $0.30      $0.30

(1)    ANNUALIZED
(2) OPERATING BASIS - EXCLUDES AFTER TAX IMPACT OF RESTRUCTURING AND OTHER CHARGES OF $115.0 MM IN 2001 AND $32.5 MM IN 2000

PERFORMANCE TRENDS (1)
                                   PRETAX INCOME BEFORE LLP AND
EARNINGS PER SHARE                       SECURITIES GAINS
------------------                       ----------------

       AMOUNT                                      AMOUNT ($MM)
1Q00    $0.42                             1Q00      $142
2Q00    $0.40                             2Q00      $150
3Q00    $0.33                             3Q00      $133
4Q00    $0.30                             4Q00      $139
1Q01    $0.27                             1Q01      $125
2Q01    $0.30                             2Q01      $145
3Q01    $0.30                             3Q01      $150
4Q01    $0.30                             4Q01      $161



(1) OPERATING BASIS - EXCLUDES AFTER TAX IMPACT OF RESTRUCTURING AND OTHER CHARGES OF $115.0 MM IN 2001 AND $32.5 MM IN 2000

PERFORMANCE TRENDS

NET INTEREST INCOME & MARGIN (FTE)
----------------------------------

       AMOUNT    PERCENT
        ($MM)
1Q00    $241      3.78%
2Q00    $233      3.72%
3Q00    $236      3.74%
4Q00    $233      3.70%
1Q01    $243      3.93%
2Q01    $248      3.97%
3Q01    $250      4.04%
4Q01    $255      4.11%


EARNING ASSET MIX
-----------------

         LOANS    SECURITIES   OTHER EA
1Q00      81%      19%            0%
2Q00      82%      17%            1%
3Q00      81%      18%            1%
4Q00      81%      18%            1%
1Q01      83%      15%            2%
2Q01      84%      14%            2%
3Q01      86%      12%            2%
4Q01      86%      11%            3%

MANAGING INTEREST RATE RISK

NET INTEREST INCOME AT RISK +/- 2%
----------------------------------
  GRADUAL CHANGE IN RATES
  -----------------------


         2% RATE RISE      2% RATE FALL
1Q00     -1.8%                 0.9%
2Q00     -2.0%                 1.6%
3Q00     -2.2%                 1.8%
4Q00     -2.6%                 2.0%
1Q01     -2.1%                 1.7%
2Q01     -2.1%                 1.8%
3Q01     -1.7%                 1.5%
4Q01     -1.2%                 0.8%

BOARD POLICY LIMIT -  -4.0%



ECONOMIC VALUE AT RISK +/- 2%
-----------------------------
  INSTANTANEOUS CHANGE IN RATES
  -----------------------------

         +2% RATE SHOCK    -2% RATE SHOCK
3Q00     -9.2%                  5.3%
4Q00     -8.8%                  4.6%
1Q01     -5.7%                  3.3%
2Q01     -6.2%                  3.6%
3Q01     -3.7%                  0.7%
4Q01     -2.4%                 -0.7%


BOARD POLICY LIMIT -  -15.0%

PERFORMANCE TRENDS (1)

REVENUE - EXCLUDING SECURITIES GAINS              EFFICIENCY RATIO
------------------------------------              ----------------

        AMOUNT
        ($MM)
1Q00     $342                                     1Q00     53.9%
2Q00     $348                                     2Q00     53.9%
3Q00     $346                                     3Q00     58.4%
4Q00     $363                                     4Q00     58.5%
1Q01     $359                                     1Q01     62.0%
2Q01     $379                                     2Q01     58.6%
3Q01     $379                                     3Q01     57.5%
4Q01     $388                                     4Q01     55.8%



(1)      OPERATING BASIS - EXCLUDES AFTER TAX IMPACT OF RESTRUCTURING AND OTHER
         CHARGES

PERFORMANCE TRENDS

TANGIBLE COMMON EQUITY /
------------------------
  TANGIBLE ASSETS RATIO
  ---------------------

1Q00     5.49%
2Q00     5.78%
3Q00     5.73%
4Q00     5.87%
1Q01     6.01%
2Q01     5.97%
3Q01     5.96%
4Q01     6.04%

DRIVERS OF TCE/TA RATIO INCREASE
--------------------------------

1Q00     5.49%

EARNINGS NET OF DIVIDENDS
+0.81%

EMPIRE ACQUISITION
+0.16%

TANGIBLE ASSET DECLINE
+0.08%

OTHER
+0.03%

CHARGES
-0.53%



4Q01     6.04%

2001 FINANCIAL PERFORMANCE SUMMARY

ACCOMPLISHMENTS (1)                     # CONSECUTIVE
-------------------                        QUARTERS
                                           --------

- REVENUE GROWTH, EXCLUDING SECURITIES GAINS     3

- NET INTEREST MARGIN INCREASE                   4

- CORE DEPOSIT GROWTH                            2

- EXPENSE DECLINES                               3

- IMPROVED EFFICIENCY RATIO                      3


CHALLENGES
----------

- LOAN LOSS PROVISION EXPENSE INCREASE           7

(1) OPERATING BASIS. EXCLUDES AFTER TAX IMPACT OF RESTRUCTURING AND OTHER CHARGES OF $115.0 MM IN 2001 AND $32.5 MM IN 2000

                                 2002 OUTLOOK &

                                 KEY PRIORITIES

2002 ECONOMIC ENVIRONMENT ASSUMPTIONS

- FIRST HALF OF THE YEAR

  - WEAK ECONOMY CONTINUES

  - CREDIT QUALITY TRENDS REMAIN NEGATIVE

- SECOND HALF OF THE YEAR

  - MODEST ECONOMIC RECOVERY BEGINS

  - CREDIT QUALITY TRENDS MODESTLY IMPROVE

- INTEREST RATES

  - MODEST INCREASES THROUGHOUT THE YEAR

  - FLATTENING OF THE YIELD CURVE

2002 PERFORMANCE ASSUMPTIONS

- OPERATING EARNINGS OF $1.32 - $1.36 PER SHARE

- CONTINUED HIGH LEVELS OF CHARGE-OFFS AND NPAS

- MODEST GROWTH IN LOANS

- CONTINUED GROWTH IN CORE DEPOSITS

- EXPANSION OF THE NET INTEREST MARGIN

- MODEST EXPENSE GROWTH

- CONTINUED IMPROVEMENT IN THE EFFICIENCY RATIO

- A $300 - $400 MILLION SHARE REPURCHASE PROGRAM

2002 KEY PRIORITIES

- COMPLETE SALE OF FLORIDA

- INITIATE STOCK REPURCHASE PROGRAM

- IMPROVE CUSTOMER SERVICE

- CONTINUE WEST MICHIGAN TURNAROUND

- IMPROVE CROSS-SELL PERFORMANCE

- INCREASE REVENUE

- IMPROVE OPERATING EFFICIENCIES

- IMPROVE FINANCIAL REPORTING / ACCOUNTABILITY

EXECUTE THE GAME PLAN - MAKE CONSISTENT PROGRESS

LONG-TERM FINANCIAL PERFORMANCE TARGETS

         EPS GROWTH                     10% - 12%

         RETURN ON AVERAGE EQUITY       18% - 20%

         DIVIDEND PAYOUT RATIO          35% - 45%

         TANGIBLE COMMON EQUITY RATIO      6.5%+

         RISK-BASED CAPITAL RATIO         11.0%+

                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD LOOKING STATEMENT DISCLOSURE

 THIS PRESENTATION AND DISCUSSION, INCLUDING RELATED QUESTIONS AND ANSWERS, MAY
   CONTAIN FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN PLANS, EXPECTATIONS, GOALS, AND PROJECTIONS WHICH ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS, AND
 UNCERTAINTIES. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE CONTAINED OR
         IMPLIED BY SUCH STATEMENTS FOR A VARIETY OF FACTORS INCLUDING:

- CHANGES IN ECONOMIC CONDITIONS        - THE SUCCESSFUL INTEGRATION OF ACQUIRED
- MOVEMENTS IN INTEREST RATES               BUSINESSES
- COMPETITIVE PRESSURES ON PRODUCT      - THE NATURE, EXTENT AND TIMING OF
  PRICING AND SERVICES                    GOVERNMENTAL ACTIONS AND REFORMS
- SUCCESS AND TIMING OF BUSINESS        - EXTENDED DISRUPTION OF VITAL
  STRATEGIES                              INFRASTRUCTURE

 ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS DISCUSSION, INCLUDING RELATED
  QUESTIONS AND ANSWERS, ARE BASED ON INFORMATION AVAILABLE AT THE TIME OF THE
   DISCUSSION. HUNTINGTON ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING
                                   STATEMENT.

                               [HUNTINGTON LOGO]

                                    APPENDIX

PERFORMANCE TRENDS

LOANS (AVG)($B)

         COM'L    COM'L RE AUTO LN/LSE      HEL     RES MTG  OTHER  TOTAL
1Q00     $6.3     $3.4     $6.4             $1.7    $1.4     $1.5   $20.8
2Q00     $6.4     $3.4     $6.0             $1.9    $1.5     $1.5   $20.8
3Q00     $6.5     $3.5     $5.7             $2.0    $1.3     $1.6   $20.6
4Q00     $6.5     $3.5     $5.7             $2.1    $0.9     $1.7   $20.5
1Q01     $6.7     $3.6     $5.6             $2.2    $1.0     $1.7   $20.7
2Q01     $6.7     $3.6     $5.8             $2.3    $0.9     $1.7   $21.0
3Q01     $6.7     $3.7     $6.0             $2.4    $0.9     $1.7   $21.3
4Q01     $6.5     $3.9     $6.1             $2.5    $0.9     $1.6   $21.5

CORE DEPOSITS (AVG)($B)

         NON. INT. BRG. DDA         INT. BRG. DDA    SAVINGS  CDS   TOTAL
1Q00     $3.5                       $4.1             $3.6     $7.3  $18.4
2Q00     $3.5                       $4.2             $3.6     $7.2  $18.5
3Q00     $3.4                       $4.4             $3.5     $7.5  $18.8
4Q00     $3.3                       $4.5             $3.5     $7.5  $18.8
1Q01     $3.2                       $4.6             $3.5     $7.3  $18.6
2Q01     $3.3                       $4.8             $3.5     $7.0  $18.6
3Q01     $3.3                       $5.1             $3.5     $7.2  $19.1
4Q01     $3.4                       $5.5             $3.4     $7.1  $19.4

PERFORMANCE TRENDS

NON-INTEREST INCOME ($MM) (1)
-----------------------------

         DEP. SVC. CHG.    BRKG/INS.     MTG. BNKG.     TRUST SVC.    OTHR S.CHG.    BOLI    OTHER  TOTAL
1Q00     $41.7             $15.3         $8.5           $12.9         $9.8           $9.2    $3.6     $100.9
2Q00     $40.1             $13.9         $8.1           $13.2         $11.3          $9.5    $19.5    $115.6
3Q00     $39.7             $15.6         $9.4           $13.2         $11.2          $9.8    $11.4    $100.3
4Q00     $39.2             $17.1         $12.0          $14.4         $11.5          $11.1   $24.4    $129.7
1Q01     $38.9             $18.8         $10.0          $14.3         $11.1          $9.6    $13.0    $115.6
2Q01     $40.7             $19.4         $18.7          $15.2         $12.2          $9.6    $15.0    $130.7
3Q01     $41.7             $19.9         $14.6          $15.5         $12.4          $9.6    $15.8    $129.4
4Q01     $42.8             $21.0         $15.8          $15.3         $12.6          $9.6    $16.1    $133.0

(1)      EXCLUDING SECURITIES GAINS


NON-INTEREST EXPENSE ($MM) (2)
------------------------------

         PERSONNEL         EQUIP / OCC.     OUTSIDE DP / OTHR SVC.     OTHER    TOTAL
1Q00     $102.3            $38.5                         $15.0         $44.2      $200.1
2Q00     $104.1            $36.4                         $15.3         $41.1      $198.1
3Q00     $109.5            $39.4                         $15.5         $50.1      $213.6
4Q00     $105.8            $39.4                         $16.1         $62.5      $223.9
1Q01     $117.7            $39.7                         $16.7         $60.0      $234.1
2Q01     $122.1            $38.0                         $17.7         $55.5      $233.3
3Q01     $120.8            $39.4                         $17.4         $51.3      $228.9
4Q01     $118.1            $40.5                         $18.0         $50.7      $227.4

(2)      OPERATING BASIS - EXCLUDES AFTER TAX IMPACT
         OF RESTRUCTURING AND OTHER CHARGES

PERFORMANCE TRENDS (1)

 LOAN LOSS PROVISION                     NET INCOME
-------------------------              ----------------
         AMOUNT ($MM)
1Q00     $16                                 AMOUNT ($MM)
2Q00     $16                           1Q00     $104
3Q00     $26                           2Q00     $98
4Q00     $33                           3Q00     $83
1Q01     $33                           4Q00     $76
2Q01     $46                           1Q01     $68
3Q01     $50                           2Q01     $75
4Q01     $58                           3Q01     $76
                                       4Q01     $75



(1)      OPERATING BASIS - EXCLUDES AFTER TAX IMPACT OF RESTRUCTURING AND OTHER
         CHARGES

NON-PERFORMING ASSETS

         AMOUNT($MM)   PERCENT
1Q00     $92            0.45%
2Q00     $95            0.46%
3Q00     $88            0.44%
4Q00     $105           0.51%
1Q01     $125           0.60%
2Q01     $166           0.79%
3Q01     $210           0.97%
4Q01     $227           1.05%

$227 MM @ 12/31/01
------------------

SERVICES          28%
MANUFACTURING     25%
F.I.R.E.          15%
RETAIL TRADE      8%
CONSTRUCTION      6%
WHOLESALE TRADE   5%
TRANS./COMM.      2%
AGRICULTURE       2%
ENERGY            0%
OTHER             9%

PERFORMANCE TRENDS (1)

RETURN ON AVERAGE ASSETS                RETURN ON AVERAGE EQUITY
------------------------                ------------------------

1Q00     1.45%                          1Q00     19.0%
2Q00     1.37%                          2Q00     17.8%
3Q00     1.15%                          3Q00     14.0%
4Q00     1.06%                          4Q00     12.9%
1Q01     0.97%                          1Q01     11.5%
2Q01     1.05%                          2Q01     12.4%
3Q01     1.07%                          3Q01     12.6%
4Q01     1.07%                          4Q01     12.7%


(1) Operating basis - Excludes after tax impact of restructuring and other charges